EXHIBIT 3.17

                           UNITED STATES OF AMERICA

                             THE STATE OF MICHIGAN

                                    [SEAL]

             Michigan Department of Consumer and Industry Services

                               Lansing, Michigan


This is to Certify That the Annexed Copy of the one page document listing for:

                        MULTI  CONTAINER RECYCLER, INC.

has been compared by me with the record on file in this Department and that the same is a true copy thereof, and the whole of such record.
















       In testimony whereof, I have hereunto set my hand and affixed the Seal of the Department, in the City of Lansing, this 17th day of February, 1998.

       Julie Croll, Director


SEAL APPEARS ONLY ON ORIGINAL Corporation, Securities and Land Development
Bureau

MULTI-CONSUMER RECYCLER, INC., a Michigan profit corporation, filed Articles of Incorporation in this office on June 10, 1993 ).

I FURTHER CERTIFY that

      a Certificate of Amendment to the Articles of Incorporation, amending
Article I, was
filed on July 13, 1993, changing the corporate name to MULTIPLE CONTAINER RECYCLER,
INC.
      a Certificate of Assumed Name, for the name Multi-Container Recycler, Inc., was filed on August 13, 1993.
      a Certificate of Assumed Name, for the name Multi container Recycler, Inc., was filed on
August 13, 1993.
      a Certificate of Assumed Name, for the name Multi Container Recycler, Inc., was filed on
August 13, 1993.
      a Certificate of Change of Registered Office and/or Change of Resident Agent was filed on June 1, 1994.
      a Certificate of Termination of Assumed Name, for the name Multi Container Recycler,
Inc., was filed on June 28, 1994.
      a Certificate of Amendment to the Articles of Incorporation, amending
Article I, was
filed on June 28, 1994, changing the corporate name to MULTI CONTAINER
RECYCLER,
INC.
      a Certificate of Assumed Name, for the name Multiple Container Recycler, Inc., was filed on June 2 8, 1994.

AND I FURTHER CERTIFY that the corporation has filed all the annual reports and paid the fees in connection therewith up to and including the 1996 Michigan Annual Report.

AND I FURTHER CERTIFY that the above constitutes all documents on file in this office for the corporation.

AND I FURTHER CERTIFY that the corporation is in good standing in this office as of this date, and is duly authorized to transact business or conduct affairs in Michigan and for no other purpose.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.



                           UNITED STATES OF AMERICA

                             THE STATE OF MICHIGAN

                                    [SEAL]

             Michigan Department of Consumer and Industry Services

                               Lansing, Michigan


This is to Certify that the Annexed Copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.





















      In testimony whereof, I have hereunto set
      my hand and affixed the Seal of the
      Department, in the City of Lansing, this 17th       day of February,
1998.

      Julie Croll, Director


                           Corporation, Securities and Land Development Bureau

MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Jun 04 1993

(FOR BUREAU USE ONLY)

FILED

JUN 10 1993

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau
EFFECTIVE DATE:

Name
      Jonathan R. Moothart

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

Document will be returned to the name and address you enter above

                                                                       453-923

                           ARTICLES OF INCORPORATION
                    For use by Domestic Profit Corporations
          (Please read information and instructions on the last page)

      Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

      The name of the corporation is: Multi-Consumer Recycler, Inc.

ARTICLE II

      The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

      The total authorized shares:

      1. Common Shares $2,000
       Preferred Shares

      2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

      1. The address of the registered office is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

      2. The mailing address of the registered office if different than above:

      , Michigan
       (P.O. Box) (City)        (Zip Code)

      3. The name of the resident agent at the registered office is:  Jonathan
R. Moothart

ARTICLE V

      The name(s) and address(es) of the incorporator(s) is (are) as follows:

      Name Residence or Business Address

      Jonathan R. Moothart 620-A Woodmere, Traverse City, MI 49684

ARTICLE VI (Optional. Delete if not applicable)

      When a compromise or arrangement or a plan of reorganization of the corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. It a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (Optional. Delete If not applicable)

      Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

      Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.



Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages it needed.

Article VIII

All stock in this corporation is issued pursuant to Internal Revenue Code,
Section 1244.

Article IX

Elimination of Certain Liability of Directors - See attached Schedule "A".

Article X

Indemnification of Directors and Officers - See attached Schedule "A".










I (We), the incorporator(s) sign my (our) name(s) this 3d day of June, 1993.

______________________________ _________________________________
       JONATHAN R. MOOTHART

______________________________ __________________________________

______________________________ __________________________________

______________________________ __________________________________

______________________________ __________________________________


                                  ARTICLE IX
                       ELIMINATION OF CERTAIN LIABILITY
                                 OF DIRECTORS

      A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability:

       (a) For any breach of the director's duty of loyalty to the Corporation or its shareholders;

       (b) For acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

       (c) For a violation of Section 551(l) of the Michigan Business Corporation Act;

       (d) For any transaction from which the director derived an improper personal benefit; and

       (e) For any acts or omissions occurring before the date of this Article is filed by the Michigan Department of Commerce.

      If, after the adoption of this Article by the Shareholders of the Corporation, the Michigan Business Corporation Act is hereafter amended to further eliminate or limit the liability of a director, then a director of the Corporation (in addition to the circumstances in which a director is not personally liable as set forth in the preceding paragraph) shall not be liable to the Corporation or its shareholders to the fullest extent permitted by the Michigan Business Corporation Act, as so amended.

      Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.





                                 Schedule "A"
                         Articles of Incorporation of
                         Multi-Consumer Recycler, Inc.
                                Page one of two


                                  ARTICLE IX
                         INDEMNIFICATION OF DIRECTORS
                                 AND OFFICERS

      The Corporation shall indemnify any person, to the fullest extent permitted by Michigan law, against all judgments, payments in settlement, fines and other reasonable costs and expenses (including attorney fees) incurred by such person in connection with the defense of any action, suit, or proceeding, which is brought or threatened in which such person is a party or is otherwise involved because he or she was or is a director or officer of the Corporation or any affiliate. This right of indemnification shall continue as to a person who ceases to be a director or officer, and shall inure to the benefit of the heirs, executors, and administrators of that person.

























                                 Schedule "A"
                         Articles of Incorporation of
                         Multi-Consumer Recycler, Inc.
                                Page two of two


MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Jun 30 1993

(FOR BUREAU USE ONLY)

FILED

JUN 13 1993

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EFFECTIVE DATE:

Name
      Jonathan R. Moothart

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS YOU ENTER ABOVE


             CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION
                    For use by Domestic Profit Corporations
          (Please read information and instructions on the last page)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (non-profit corporations), the undersigned corporation executes the following Certificate:

1.    The present name of the corporation is: Mutli-Consumer Recycler, Inc.

2.    The corporation identification number (CID) assigned by the Bureau is:
      453-923

3.    The location of its registered office is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

Article I

The name of the corporation is: Multiple Container Recycler, Inc.


5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 29th day of June, 1993, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

      Signed this 29th day of June, 1993.

      _______________________________ ______________________________
      (Signature) (Signature)


      Jonathan R. Moothart ______________________________
       (Type or Print Name) (Type or Print Name)


      _______________________________ ______________________________
      (Signature) (Signature)


      _______________________________ ______________________________
       (Type or Print Name) (Type or Print Name)


b. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the ____ dat of _____________________, 19____. The amendment
      (check one of the following)

      [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members of a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

      [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

      [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act it a nonprofit corporation, and Section 407 (1) of the Act of a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

      [ ] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act I a profit corporation.

      Signed this ______ day of ___________________, 19__

      By___________________________________________
       (Only signature of: President, Vice-President,
                                    Chairperson and Vice-Chairperson)

      ______________________________________________
         (Type or Print Name) (Type or Print Name)


MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Aug 09 1993

(FOR BUREAU USE ONLY)

FILED

AUG 13 1993

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EXPIRATION DATE: December 31, 1998

Name
      Jonathan R. Moothart, Esq.

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

Document will be returned to the name and address you enter above


                          CERTIFICATE OF ASSUMED NAME
               For use by Corporations and Limited Partnerships
        (Please read information and instructions on the reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.    The true name of the corporation is: Multiple Container Recycler, Inc.

2.    The identification number assigned by the Bureau is: 453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

4.    The assumed name under which business is to be transacted is:
      Multi-Container Recycler, Inc.

  Complete item 5 on page 3 if this name is assumed by more than one entity.


      Signed this 5th day of August, 1993

      By Brian C. Rode
       (Signature)

       Brian C. Rode President
              (Type or Print Name) (Type or Print Name)


      __________________________________________
      (LIMITED PARTNERSHIPS ONLY -- INDICATE
                              NAME OF GENERAL PARTNER IF A CORPORATION OR
                              OTHER ENTITY)



MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Aug 09 1993

(FOR BUREAU USE ONLY)

FILED

AUG 13 1993

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EXPIRATION DATE: December 31, 1998

Name
      Jonathan R. Moothart, Esq.

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

Document will be returned to the name and address you enter above


                          CERTIFICATE OF ASSUMED NAME
               For use by Corporations and Limited Partnerships
          (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.    The true name of the corporation is: Multiple Container Recycler, Inc.

2.    The identification number assigned by the Bureau is: 453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

4. The assumed named under which business is to be transacted is: Multi container Recycler, Inc.

  Complete item 5 on page 3 if this name is assumed by more than one entity.


      Signed this 5th day of August, 1993

      By Brian C. Rode
       (Signature)

       Brian C. Rode President
              (Type or Print Name) (Type or Print Name)


      __________________________________________
      (LIMITED PARTNERSHIPS ONLY -- INDICATE
                              NAME OF GENERAL PARTNER IF A CORPORATION OR
                              OTHER ENTITY)



MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Aug 09 1993

(FOR BUREAU USE ONLY)

FILED

AUG 13 1993

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EXPIRATION DATE: December 31, 1998

Name
      Jonathan R. Moothart, Esq.

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

Document will be returned to the name and address you enter above


                          CERTIFICATE OF ASSUMED NAME
               For use by Corporations and Limited Partnerships
          (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.    The true name of the corporation is: Multiple Container Recycler, Inc.

2.    The identification number assigned by the Bureau is: 453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

4. The assumed named under which business is to be transacted is: Multi Container Recycler, Inc.

  Complete item 5 on page 3 if this name is assumed by more than one entity.


      Signed this 5th day of August, 1993

      By Brian C. Rode
       (Signature)

       Brian C. Rode President
              (Type or Print Name) (Type or Print Name)


      __________________________________________
      (LIMITED PARTNERSHIPS ONLY -- INDICATE
                              NAME OF GENERAL PARTNER IF A CORPORATION OR
                              OTHER ENTITY)


                            MICHIGAN ANNUAL REPORT
                              PROFIT CORPORATIONS
                                     1994
COMPLETE BOTH SIDES

Identification Number 942A#1620 0519 P-MAR $15.00
            453923 942A#1620 0519 DRG&FI  $ 5.00

      FOR BUREAU USE ONLY


REQUIRED BY SECTION 911, PUBLIC ACTS OF 1972, FAILURE TO FILE THIS REPORT MAY RESULT IN THE AUTOMATIC DISSOLUTION/REVOCATION OF THE CORPORATION.

This Report must be filed on or before May 15, 1994.

If the Resident Agent Registered Office, or the mailing address of the Registered Office has changed, enter the corrections below and add $5.00 to the $15.00 filling fee. Make remittance payable to the State of Michigan.

1.    Corporate Name

      MULTIPLE CONTAINER SERVICE RECYCLER, INC.
      620-A WOODMERE
      TRAVERSE CITY, MI 49684

1a.   Mailing address of registered office if different than 1

      5001 KENDRICK S.E.
      GRAND RAPIDS, MI 49512

2.    Resident Agent

      JONATHAN R. MOOTHART

2a.   Resident Agent if different than 2


3.    Registered Office Address in Michigan - NO., STREET, CITY, ZIP

      620-A WOODMERE
      TRAVERSE CITY  49684


3a.   Address of registered office if different than 3 - NO., STREET, CITY, ZIP


            THE CORPORATION STATES THAT THE ADDRESS OF ITS REGISTERED OFFICE AND THE ADDRESS OF THE BUSINESS OFFICE OF ITS RESIDENT AGENT ARE IDENTICAL. ANY CHANGES WERE AUTHORIZED BY RESOLUTION DULY ADOPTED BY ITS BOARD OF DIRECTORS.

4.    Federal Employer Number

      38-3126195

5.    Term of Existence (if not perpetual)

6.    The Act under which incorporated

      284-1972

7.    State of Incorporation

      MI

8.    Incorporation Date

      06/10/1933

9.    FOREIGN CORPORATIONS ONLY
      Date of Admittance


10. State the nature and type of business in which the corporation is engaged:

      MANUFACTURE/SELLER OF REVERSE VENDING EQUIPMENT

11.   Single Business Tax Apportionment Percentage
      Previous period most Recent (if changed)

      % %

      For year ended For year ended

12.   Corporate Stock Report - Total Authorized Sales

      2,000

13.   Corporate Officers and Directors (Name, Street Address, City, State, ZIP
Code)

            President
      BRIAN C. RODE, 5001 KENDRICK S.E., GRAND RAPIDS, MI 49512
     If
different Secretary
   than
President Treasurer

       Vice President


       Director
     If
different Director
   than
Officers Director

I certify that for a Professional Service Corporation, the corporation meets to requirements of Act 192, PA of 1962, as amended. If the Mailing Address of the Registered Office is changed, the report must be SIGNED IN INK by either the President, Vice-President, Chairperson, Vice-
Chairperson, Secretary, or Assistant Secretary of the corporation. Except, if the registered office is changed, this report may be signed by the Resident Agent.

Signature of Authorized Officer or Agent Title Date

      Brian C. Rode PRESIDENT MAY 12, 1994

PREPARER's NAME DAYTIME TELEPHONE NUMBER

      STEVEN L. FRIAR        MAY 16, 1994 (616) 874-7749


IDENTIFICATION NUMBER
      453923

14. The following is a statement of the assets and liabilities, within and outside Michigan, as shown by the books of the corporation on December 31,1993 or JUNE 30, 1994 (enter the closing date of the latest corporate fiscal year prior to May 15, 1994 ). The balance sheet of a Michigan corporation must be the same as furnished to shareholders. NEW COMPANY - HAVE NOT COMPLETED 1ST ACCOUNTING YEAR.

      WITHIN OUTSIDE
ASSETS           TOTAL MICHIGAN MICHIGAN

Cash

Notes and Accounts Receivable
Receivable

Inventories

Prepaid Expenses

Non-current Notes and
Accounts Receivable

Land

Depreciable Assets
      Machinery and
         Equipment
      Furniture and Fixtures
      Buildings
      Other

      Less Depreciation
      Net Depreciable Assets

Investments
      Investments in Subsidiaries
      Other Investments

Other Assets

      TOTAL ASSETS

LIABILITIES AND EQUITY

      Notes and Accounts Payable, Trade

      Notes and Accounts Payable, Other

      Accrued Expenses

      Long Term Indebtedness


Reserves and Contingent Liabilities
      Deferred Income Tax

Stockholders Equity
      Common Stock

      Preferred Stock

      Additional Paid-In Capital

      Retained Earnings (deficit)

      Other

Total Stockholders Equity

      TOTAL LIABILITIES & EQUITY


15. Principal business office, and if different, principal place of business in Michigan:

      SAME AS 1a.

15a.  Name of parent corporation:

      PURE TECH INTERNATIONAL, INC.

15b.  n/a

This report will be open to reasonable public inspection pursuant to Section 915, Act 284 of 1972, as amended.

      RETURN TO: THE OFFICE IS LOCATED AT:

MICHIGAN DEPARTMENT OF COMMERCE 6546 MERCANTILE WAY
CORPORATION AND SECURITIES BUREAU LANSING, MI  48910
CORPORATION DIVISION (517) 334-6300
P.0. BOX 30067
LANSING, MI  48909


MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Jun 24 1994

(FOR BUREAU USE ONLY)

FILED

JUN 28 1994

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EFFECTIVE DATE:

1 of 3

Name
      Jonathan R. Moothart, Esq.

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

DOCUMENT WILL BE RETURNED TO THE NAME AND ADDRESS INDICATED ABOVE


                  CERTIFICATE OF TERMINATION OF ASSUMED NAME
               For use by Corporations and Limited Partnerships
          (Please read information and instructions on reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.    The true name of the corporation or limited partnership is:

      Multiple Container Recycler, Inc.

2.    The identification number (CID) assigned by the Bureau is: 453-923

3.    The assumed name to be terminated is:

      Multi Container Recycler, Inc.

4. The Certificate of Assumed Name filed on the 13th day of August 1993 is hereby terminated.

      Signed this 6th day of June, 1994

      By Brian C. Rode
       (Signature)

       Brian C. Rode, President
       (Type or Print Name and Title)


      __________________________________________
      (Limited partnerships only -- indicate Name of General
      Partner if a corporation or other entity)


MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Jun 24 1994

(FOR BUREAU USE ONLY)

FILED

JUN 24 1994

2 of 3

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EFFECTIVE DATE:

Name
      Jonathan R. Moothart, Esq.

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

Document will be returned to the name and address you enter above


           CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION
                    For use by Domestic Profit Corporations
          (Please read information and instructions on the last page)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (non-profit corporations), the undersigned corporation executes the following Certificate:

1.    The present name of the corporation is: Multiple Consumer Recycler, Inc.

2.    The identification number assigned by the Bureau is: 453-923

3.    The location of its registered office is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

Article I

The name of the corporation is: Multi Container Recycler, Inc.


5. COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b) DO NOT COMPLETE BOTH.

a. [ ] The foregoing amendment to the Articles of Incorporation was duly adopted on the __________ day of _____________, 19__, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

      Signed this ___________ day of _______________, 19__.

      _______________________________ ______________________________
      (Signature) (Signature)


      _______________________________ ______________________________
       (Type or Print Name) (Type or Print Name)


      _______________________________ ______________________________
      (Signature) (Signature)


      _______________________________ ______________________________
       (Type or Print Name) (Type or Print Name)


b. [X] The foregoing amendment to the Articles of Incorporation was duly adopted on the 16th day of June, 1994. The amendment (check one of the following)

      [ ] was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members of a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

      [ ] was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

      [ ] was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act it a nonprofit corporation, and Section 407 (1) of the Act of a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

      [X] was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a non-profit corporation, and Section 407 (2) of the Act I a profit corporation.

      Signed this 16th day of June, 1994

      By Brian C. Rode
       (Only Signature of President, Vice-President,
       Chairperson, or Vice-Chairperson)

       Brian C. Rode, President
              (Type or Print Name) (Type or Print Name)



MICHIGAN DEPARTMENT OF COMMERCE --  CORPORATION AND SECURITIES BUREAU

Date Received Jun 24 1994

(FOR BUREAU USE ONLY)

FILED

JUN 28 1994

3 of 3

Administrator
MICHIGAN DEPARTMENT OF COMMERCE
Corporation of Securities Bureau

EXPIRATION DATE: December 31, 1999

Name
      Jonathan R. Moothart, Esq.

Address
      620-A Woodmere

City  State Zip Code
      Traverse City MI 49684

Document will be returned to the name and address you enter above


                          CERTIFICATE OF ASSUMED NAME
               For use by Corporations and Limited Partnerships
        (Please read information and instructions on the reverse side)

      Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.    The true name of the corporation is: Multi Container Recycler, Inc.

2.    The identification number assigned by the Bureau is: 453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

       620-A Woodmere Traverse City, Michigan   49684
       (Street Address) (City)        (Zip Code)

4. The assumed name under which business is to be transacted is: Multiple Container Recycler, Inc.

  Complete item 5 on page 3 if this name is assumed by more than one entity.


      Signed this 6 day of June, 1994


      By Brian C. Rode
       (Signature)

       Brian C. Rode, President
              (Type or Print Name) (Type or Print Name)


      __________________________________________
      (LIMITED PARTNERSHIPS ONLY -- INDICATE
                              NAME OF GENERAL PARTNER IF A CORPORATION OR
                              OTHER ENTITY)